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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Globalstar Telecommunications Limited, hereby severally and individually constitute and appoint Bernard L. Schwartz, Michael P. DeBlasio, Nicholas C. Moren, Harvey B. Rein, Richard J. Townsend, Eric J. Zahler and Avi Katz, and each of them, as the true and lawful attorneys-in-fact for the undersigned, in any and all capacities, with full power of substitution, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

NAME                                                          TITLE                DATE
----                                                          -----                ----
               /s/ BERNARD L. SCHWARTZ                 Chairman of the        February 3, 2000
-----------------------------------------------------  Board and Chief
                 Bernard L. Schwartz                   Executive Officer
                                                       (Principal Executive
                                                       Officer)

               /s/ MICHAEL P. DEBLASIO                 Senior Vice            February 3, 2000
-----------------------------------------------------  President and
                 Michael P. DeBlasio                   Director

                /s/ DOUGLAS G. DWYRE                   Director               February 3, 2000
-----------------------------------------------------
                  Douglas G. Dwyre

               /s/ SIR RONALD GRIERSON                 Director               February 3, 2000
-----------------------------------------------------
                 Sir Ronald Grierson

                 /s/ ROBERT B. HODES                   Director               February 3, 2000
-----------------------------------------------------
                   Robert B. Hodes

                  /s/ E. JOHN PEETT                    Director               February 3, 2000
-----------------------------------------------------
                    E. John Peett

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
NAME                                                          TITLE                DATE
----                                                          -----                ----
               /s/ MICHAEL B. TARGOFF                  Director               February 3, 2000
-----------------------------------------------------
                 Michael B. Targoff

                  /s/ ROBERT TOWBIN                    Director               February 3, 2000
-----------------------------------------------------
                    Robert Towbin

               /s/ RICHARD J. TOWNSEND                 Vice President and     February 3, 2000
-----------------------------------------------------  Chief Financial
                 Richard J. Townsend                   Officer (Principal
                                                       Financial Officer)

                 /s/ HARVEY B. REIN                    Vice President and     February 3, 2000
-----------------------------------------------------  Controller
                   Harvey B. Rein                      (Principal
                                                       Accounting Officer)